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                                                                    EXHIBIT 10.2


                                FIRST AMENDMENT
                                       TO
                              MANAGEMENT AGREEMENT


          THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT, dated as of July 31, 1990, by and among FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership ("Owner"), a Delaware limited partnership with a mailing address at 10400 Fernwood Road, Bethesda, Maryland 20058, and FAIRFIELD FMC CORPORATION ("Management Company"), a Delaware corporation, with a mailing address at 10400 Fernwood Road, Bethesda, Maryland 20058.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the parties hereto have heretofore entered into a Management Agreement dated as of November 17, 1989 (the "Agreement");

          WHEREAS, the parties hereto desire to make certain amendments to the Agreement as hereinafter set forth; and

          WHEREAS, unless otherwise defined herein, each capitalized term used herein shall have the meaning set forth in the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1. The definition of the term "Lender" contained in Section 1.01 of the Agreement (Definition of Terms, page 10) is hereby amended in its entirety to read as follows:

              "`Lender' shall mean Sumitomo Trust & Banking Co., Ltd., New York Branch;"

          2.  The definition of the term "Owner's Net Contributed Capital"
                                          -------------------------------
contained in Section 1.01 of the Agreement (Definition of Terms, page 16) is hereby amended in its entirety to read as follows:

              "`Owner's Net Contributed Capital' shall mean the excess of (a)
                -------------------------------
          Owner's Contributed Capital over (b) cumulative distributions of Net Refinancing Proceeds and Net Sales Proceeds to the Partners of the Owner pursuant to Sections 4.06 and 4.07 of the Partnership Agreement (excluding distributions to the Partners to satisfy the 'Partners' 12% Preferred Distribution' (as defined therein)). For purposes of determining the average daily balance outstanding of Owner's Net Contributed Capital under this Agreement, the Owner's Contributed Capital shall be deemed to have been contributed on July 22, 1990.

          3.  The definition of the term "Owner's Priority Return" contained in
                                          -----------------------
Section 1.01 of the Agreement (Definition of Terms, page 16) shall be amended in its entirety to read as follows:

              "`Owner's Priority Return' shall mean, for all Accounting Periods
                -----------------------
          to date in each Fiscal Year, an amount equal to an annual non-cumulative amount retained by Owner out of Operating Profit, as set forth in Section 5.02B hereof, equal to nine percent (9%) of Owner's Contributed Capital in 1990 (such amount to be adjusted to reflect the actual number of days
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          between July 22, 1990 and the end of such Fiscal Year), nine and one-
          half percent (9.5%) of Owner's Contributed Capital in 1991 and 1992 and ten percent (10%) of Owner's Contributed Capital in each Fiscal Year thereafter, subject to reduction upon any Termination."

          4.  The definition of the term "Partnership Agreement" contained in
Section 1.01 of the Agreement (Definition of Terms, page 17) shall be amended in its entirety to read as follows:

              "`Partnership Agreement' shall mean the Amended and Restated
                ---------------------
          Agreement of Limited Partnership of Owner dated as of July 31, 1990."

          5. Except as expressly amended in this First Amendment to Management Agreement, the Agreement shall remain and continue in full force and effect, shall be binding upon the parties hereto and is in all respects ratified and confirmed hereby.

          6. This First Amendment to Management Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of Maryland.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment to Management Agreement, caused this First Amendment to Management Agreement to executed on their behalf, as of the day and year first above written.



Attest:                       OWNER
                              -----


                              FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP a Delaware limited partnership
                              ("Owner")

                              By:  MARRIOTT FIBM ONE
                                   CORPORATION, a Delaware
                                   Corporation,
                                   General Partner

                                   By:
- ------------------------              ---------------------------
Secretary                                 President


Attest:                       MANAGEMENT COMPANY
                              ------------------


                              FAIRFIELD FMC CORPORATION, a
                              Delaware corporation
                              ("Management Company")


                                    By:
- ------------------------               --------------------------
Assistant Secretary                       Vice President


Attest:                       MARRIOTT
                              --------


                              MARRIOTT CORPORATION
                              for purposes of Sections 2.01
                              2.04, 6.02, 10.01 and 10.02 only


                                    By:
- ------------------------               --------------------------
Assistant Secretary                      Vice President

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